UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2009
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer
On April 27, 2009, the Board of Directors of The Corporate Executive Board Company (the “Company”) appointed Richard S. Lindahl, age 45, as the Company’s Chief Financial Officer effective May 18, 2009. Mr. Lindahl will assume the role of the Company’s principal financial officer and principal accounting officer. Joyce Liu, who currently serves as the interim Chief Financial Officer, informed the Company on April 27, 2009 that she will resign as the Company’s interim Chief Financial Officer effective May 18, 2009 and resume the position she previously held as Managing Director, Financial Planning and Analysis.
Prior to joining the Company, Mr. Lindahl served from 2006 until 2008 as Senior Vice President and Treasurer, and from 2005 to 2006 as Vice President and Treasurer, of Sprint Nextel Corporation, a U.S. wireless and wireline communications carrier. From 1997 until 2005, Mr. Lindahl served in various positions, including as Treasurer and in Planning and Analysis roles, at Nextel Communications, Inc. Prior to joining Nextel Communications, from 1995 until 1997, Mr. Lindahl held the position of Vice President, Finance, at Pocket Communications, Inc. Before 1995, Mr. Lindahl held various positions at MCI Communications, Deloitte & Touche, and Casher Associates. Mr. Lindahl holds a B.A. from Dartmouth College and a M.B.A. from the University of Virginia.
In connection with his employment, Mr. Lindahl will receive an annual base salary of $425,000 per year as well as an annual target bonus of 75% of base salary, with a maximum bonus potential of up to 100% of base salary. In addition, Mr. Lindahl will receive a $50,000 signing bonus. The Company and Mr. Lindahl also entered into a one-year separation agreement that provides for one year’s base compensation, a pro-rated bonus, and continuation for one year of benefits coverage at active employee rates if Mr. Lindahl is dismissed from the Company without cause on or before May 17, 2010, except that Mr. Lindahl’s rights following a change of control are governed by the Change in Control Severance Agreement described below.
Mr. Lindahl will receive $300,000 of restricted stock units (“RSUs”) that will be awarded on June 10, 2009 pursuant to the Company’s equity award policy. The number of RSUs to be issued will be determined by dividing the dollar value of the award by the closing price of the Company’s common stock on the grant date reduced by the present value of the dividends expected to be paid. The RSUs will vest as follows — 25% on July 10, 2010, 25% on June 10, 2011, 25% on June 10, 2012, and 25% on June 10, 2013.
Mr. Lindahl also has entered into the Company’s standard form of Employer Protection Agreement, Change in Control Severance Agreement, and Indemnity Agreement.
•	The Employer Protection Agreement provides for non-solicitation and non-provision of competing services and products to members and prospective members and non-solicitation of employees for one year following termination of employment, among other items;

•	The Change in Control Severance Agreement provides twelve months of base pay, a pro rata target bonus, and twelve months of health continuation coverage at active employee rates if employment is terminated by the Company without Cause or by the officer for Good Reason within two years following a Change in Control; and

•	The Indemnity Agreement provides the executive with customary insurance and indemnification protections.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release announcing the matters described under Item 5.02 above is attached hereto and furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement

10.2	Form of Employer Protection Agreement *

10.3	Form of Change in Control Severance Agreement **

10.4	Form of Indemnity Agreement ***

99.1	The Corporate Executive Board Company’s press release dated April 28, 2009.

*	Incorporated by reference to Exhibit 10.28 from the March 31, 2007 Quarterly Report on Form 10-Q.

**	Incorporated by reference to Exhibit 10.1 from the October 23, 2008 Current Report on Form 8-K.

***	Incorporated by reference to Exhibit 10.30 from the 2007 Annual Report on Form 10-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company
(Registrant)
Date: May 1, 2009
By: /s/ Chao Liu Chao Liu
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Separation Agreement

10.2	Form of Employer Protection Agreement *

10.3	Form of Change in Control Severance Agreement **

10.4	Form of Indemnity Agreement ***

99.1	The Corporate Executive Board Company’s press release dated April 28, 2009.

*	Incorporated by reference to Exhibit 10.28 from the March 31, 2007 Quarterly Report on Form 10-Q.

**	Incorporated by reference to Exhibit 10.1 from the October 23, 2008 Current Report on Form 8-K.

***	Incorporated by reference to Exhibit 10.30 from the 2007 Annual Report on Form 10-K.